Exhibit 99.2


                                EARNOUT AGREEMENT


         THIS EARNOUT AGREEMENT (this "Agreement") is entered into as of February 15, 2006, by and among Edgewater Technology, Inc., a Delaware corporation ("Purchaser"), National Decision Systems, Inc., a New Jersey corporation (the "Company") and the undersigned stockholders of the Company (each such person is individually referred to as a "Stockholder" and such persons are collectively referred to as the "Stockholders").

                                    RECITALS

         WHEREAS, pursuant to a Stock Purchase Agreement dated of even date herewith, by and among Purchaser, the Company and the Stockholders (the "Purchase Agreement"), Purchaser is acquiring the Shares from the Stockholders, with the Stockholders receiving the Purchase Price as a consequence thereof; and

         WHEREAS, Section 1.2(c) of the Purchase Agreement provides that any and all payments pursuant to this Agreement constitute and are considered a part of the Purchase Price; and

         WHEREAS, Section 7.2 of the Purchase Agreement provides that it is a condition precedent to the obligation of the Company and the Stockholders to consummate the transactions contemplated by the Purchase Agreement that Purchaser shall have entered into one or more counterparts of this Agreement.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto and in consideration of the premises, the representations, warranties, covenants and agreements contained herein and subject to the conditions contained herein, the parties hereto agree as follows:

         1. Definitions. Capitalized terms not otherwise defined in this Section 1 or otherwise in this Agreement shall have the meanings ascribed thereto in the Purchase Agreement.

         "30 Day Trailing Average" shall mean the average 4:00 p.m. share price of the Common Stock of Purchaser for the thirty (30) consecutive trading days ending on the last business day immediately prior to the date any Earnout Shares are to be issued to the Selling Stockholders, as reported on the NASDAQ.

         "Agent" shall mean Richard Foudy.

         "Business Day" means any day, other than Saturday, Sunday or a federal holiday, and shall consist of the time period from 12:01 a.m. through 12:00 midnight (Eastern time).

         "Cash Consideration" means the dollar amount equal to the cash portion of the Initial Earnout, the cash portion of the Second Earnout, or the cash portion of the Third Earnout.

         "Certificate" means the certificate to be delivered by Purchaser, and executed by an executive of Purchaser, reflecting the Earnout Consideration and the applicable calculations relating thereto.

         "Company's EBITDA" means the dollar amount equal to the sum of the Company's earnings before interest, taxes, depreciation and amortization for the appropriate Earnout Period based on the Financial Statements for that period, calculated in accordance with GAAP.

         "Company's Initial EBITDA" means the Company's EBITDA during the Initial Earnout Period.

         "Company Initial EBITDA Differential" means the excess of the Company Initial EBITDA over $2,000,000.00. If the Company Initial EBITDA Differential shall exceed $2,280,000.00, the amount of such excess is referred to as "Excess Initial EBITDA" and shall not be counted as Company Initial EBITDA Differential.

         "Company's Second EBITDA" means the sum of (i) the Company's EBITDA during the Second Earnout Period, and (ii) the Excess Initial EBITDA, if any.

         "Company Second EBITDA Differential" means the excess of (i) the Company Second EBITDA over (B) $2,000,000.00. If the Company Second EBITDA Differential shall exceed $2,280,000.00, the amount of such excess shall not be counted as Company Second EBITDA Differential.

         "Company Third EBITDA Differential" means the excess of (i) the Company's Second EBITDA over (ii) the Third Company's EBITDA Minimum Threshold.

         "Determination Date" means the date that Purchaser delivers the Financial Statements to the Agent; provided, however, that such date shall not be later than ninety (90) days following the end of the applicable Earnout Period.

         "Earnout Consideration" means the Cash Consideration and the Earnout Shares, as the case may be.

         "Earnout Periods" means the Initial Earnout Period and the Second Earnout Period.

         "Earnout Shares" means the Initial Earnout Shares, the Second Earnout Shares and the Third Earnout Shares.

         "Excess Initial EBITDA" means the amount, if any, by which the Company's Initial EBITDA is in excess of the Initial Company EBITDA Maximum Threshold.

         "Financial Statements" means Company income statements, which will be prepared by Purchaser in accordance with GAAP.

         "Initial Company's EBITDA Minimum Threshold" means $2,000,000.

         "Initial Earnout" means the dollar amount equal to the product of (i) the Company's Initial EBITDA Differential multiplied by (ii) 1.535.

         "Initial  Earnout  Period",   means  the  twelve   (12)-months   period
commencing on the Closing Date.

         "Initial Earnout Shares" means the portion of the Initial Earnout paid to the Stockholders in Shares.

         "Notice Form" has the meaning set forth in Section 3(a)(iii).

         "Second Company's EBITDA Minimum Threshold" means $2,000,000.

         "Second Earnout" means the dollar amount equal to the product of (i) Company's Second EBITDA Differential multiplied by (ii)1.627.

         "Second Earnout Period" means the twelve (12)-months period commencing on the first anniversary of the Closing.

         "Second Earnout Shares" means the portion of the Second Earnout paid to the Stockholders in Shares.

         "Shares" means shares of the Purchaser's Common Stock.

         "Third Company's EBITDA Minimum Threshold" means $4,700,000.

         "Third Earnout" means the dollar amount equal to the product of (i) Company's Third EBITDA Differential multiplied by (ii) 1.00.

         "Third Earnout Shares" means the portion of the Third Earnout paid to the Stockholders in Shares.

         2. Calculation of the Earnout Consideration. Subject to the provisions set forth below, the Stockholders (in accordance with Schedule A attached hereto) shall be eligible to receive the Earnout Consideration, pursuant to and in accordance with the payment and review procedures in Section 3 below.

                  (i) If Company's Initial EBITDA is equal to or in excess of the Initial Company's EBITDA Minimum Threshold, the Stockholders shall be entitled to receive the Initial Earnout. In no event shall the value of the Initial Earnout (including any Initial Earnout Shares) exceed Three Million Five Hundred Thousand ($3,500,000.00) Dollars.

                  (ii)     If the  Company's  Second  EBITDA is in excess of the
                           Second Company's EBITDA Minimum Threshold, the Stockholders shall be entitled to receive the Second Earnout. In no event shall the value of the Second Earnout (including any Second Earnout Shares) exceed Three Million Seven Hundred Ten Thousand ($3,710,000.00) Dollars.

                  (iii) If the Company's Third EBITDA is in excess of the Third Company's EBITDA Minimum Threshold, the Stockholders shall be entitled to receive the Third Earnout.

                  (iv) Purchaser shall pay to the Stockholders eighty (80%) percent of the Initial Earnout and the Second Earnout, if any, in the form of Cash Consideration, and twenty (20%) percent in the form of Initial Earnout Shares or Second Earnout Shares, valued at the 30 Day Trailing Average.

                  (v) Purchaser shall pay to the Stockholders seventy (70%) percent of the Third Earnout, if any, in the form of Cash Consideration and thirty (30%) percent in the form of Third Earnout Shares valued at the 30 Day Trailing Average.

                  (vi) The Earnout Shares shall be subject to the terms and conditions of the Restriction Agreement, provided, however, that any transfer restrictions imposed on the Shares shall lapse thirty six (36) months from the date of the Closing.

         3. Payment and Review Procedures.

         (a) Delivery of the Certificate and the Reviewed Financial Statements. On the Determination Date, Purchaser will deliver the following items to the Agent (except with respect to Section 3(a)(iii) which shall be delivered by the Agent to the Purchaser):

                  (i)      the Certificate;

                  (i)      a  notice  form  that  will   require  the  Agent  to
                           designate the bank account, address and other necessary information that will enable Purchaser to deliver the Cash Consideration (the "Cash Notice Form");

                  (ii) a notice form providing the Purchaser with such necessary information to enable the Purchaser to deliver the Earnout Shares to the Stockholders (the "Share Notice Form", and with the Cash Notice Form, collectively, the "Notice Form").

                  (iii) a copy of the Financial Statements from which the calculations in the Certificate were derived; and/or

                  (iv) a letter denoting that no payment is due with respect to the Earnout Consideration, if applicable.

         (b) Payment Without Objection. If the Agent does not object to any of the calculations in the Certificate or the Financial Statements from which such calculations were derived in accordance with the objection procedures in subsection (c) below, then on or before the eleventh (11th) Business Day
                  following  the   Purchaser's   receipt  of  the  Notice  Form,
                  Purchaser will promptly pay the Earnout Consideration by delivering to the Stockholders and the Company the Cash Consideration and Earnout Shares reflected in the Certificate.


         (c) Objection Procedures and Payment Thereafter. If the Agent has any objection to the calculation of the Earnout Consideration in the Certificate or the Financial Statements from which such calculation was derived, then the Agent shall deliver a detailed statement describing such objections to Purchaser within ten (10) Business Days after receiving the Certificate. Purchaser and the Agent will use reasonable efforts to resolve any such objections themselves. If the parties do not obtain a final resolution within ten (10) Business Days after Purchaser has received the statement of objections, then Purchaser and the Agent will select an accounting firm mutually acceptable to them to resolve any remaining objections (the "Referee"). If Purchaser and the Agent are unable to agree on the choice of a Referee, the Boston, Massachusetts office of Grant

                  Thornton, LLP shall act as the Referee. The determination of any Referee so selected as to any objections of the Agent or Purchaser will be set forth in writing and will be conclusive and binding upon the parties. Within five (5) Business Days, Purchaser will revise the Certificate as appropriate to reflect the resolution of any objections thereto pursuant to this Section 3(c) by the Referee. Following resolution of the objection and on or before the tenth (10th) Business Day following receipt of the Notice Form, Purchaser will promptly pay to the Stockholders the Earnout Consideration by delivering the Cash Consideration and Earnout Shares in accordance with the amounts shown on such revised Certificate.

         (d) Review of Materials. Purchaser will make the work papers and back-up materials used in preparing the Certificate available to the Agent and its accountants and other representatives at reasonable times and upon reasonable notice at any time during: (i) the review by the Agent of the Certificate; and
                  (ii) the resolution by the parties of any objections thereto.


         4. Termination of Purchaser's Obligations and Responsibilities. Notwithstanding any other provision of this Agreement, following the completion of the Second Earnout Period Purchaser's obligations, responsibilities, covenants, agreements and liabilities pursuant to this Agreement shall terminate on the earlier of either of the following situations: (i) payment in accordance with Section 3(b) above; (ii) delivery of the letter by Purchaser denoting that no payment is due with respect to the Earnout Consideration and no objection by the Agent pursuant to Section 3(c) above; or (iii) resolution of objections to the Certificate by the Referee in accordance with Section 3(c) above and delivery of the Earnout Consideration thereafter based upon the Referee's findings and conclusions.

         5. Company Operations. During the Earnout Periods, (i) the compensation and benefits of the Company's employees shall be managed and structured in accordance with the Company's historical business practices, and any increases in compensation of the Company's employees to reflect appropriate upward adjustments relating to Purchaser's employee benefits (in the aggregate), shall be appropriately reflected at the Closing, and (ii) no direct and indirect selling expenses or general and administrative expenses of Purchaser shall be allocated to the Company, unless set forth in Exhibit 5 attached hereto or otherwise agreed to in writing by the Purchaser and the Agent.

         6. Miscellaneous.


         (a) No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the parties named herein and their respective successors and permitted assigns.

         (b) Entire Agreement. This Agreement, together with the Purchase Agreement (and the Exhibits and Schedules thereto), and any certificates or other documents delivered thereunder, supersedes all prior agreements, understandings or representations by or among the parties hereto, written or oral, that may have related in any way to the subject matter thereof.

         (c) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.

         (d) Counterparts. This Agreement may be executed in one or more counterparts (including execution by facsimile), each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         (e) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         (f) Notices. Notices shall be delivered to the parties at the addresses set forth in Section 10.6 of the Purchase Agreement. All communications required or permitted hereunder shall be provided in accordance with and pursuant to Section 10.6 of the Purchase Agreement.

         (g) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Delaware.

         (h) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the parties hereto. No waiver by any party of any covenant or agreement hereunder shall be deemed to extend to any prior or subsequent default or breach of covenant or agreement hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

         (i) Severability. Any term of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         (j) Expenses. Purchaser shall pay all costs and expenses incurred or to be incurred by them in negotiating and preparing this Agreement and carrying out the transactions contemplated thereby. The Stockholders shall be solely responsible for and bear all of their own respective expenses, including without limitation, expenses of legal counsel, accountants, finders, financial advisors incurred at any time in connection with pursuing or consummating this Agreement and the transactions contemplated thereby. Notwithstanding the foregoing, Purchaser and the Stockholders will share the fees and expenses of the Referee equally.

         (k) Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean without limitation. The parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any party has breached any representation, warranty, or covenant contained herein in any respect, then the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty, or covenant.

         (l) Specific Performance. Each of the parties acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties agrees that the other parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provision hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter in addition to any other remedy to which they may be entitled, at law or in equity.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                   EDGEWATER TECHNOLOGY, INC.


                                   By:     /s/ Kevin R. Rhodes
                                           -------------------------------------
                                   Title:  Chief Financial Officer
                                           -------------------------------------

                                   NATIONAL DECISION SYSTEMS, INC.


                                   By:     /s/ Richard J. Foudy
                                           -------------------------------------
                                   Title:  President
                                           -------------------------------------



                                   THE STOCKHOLDERS:

                                   /s/ Richard J. Foudy
                                   ---------------------------------------------
                                   Richard J. Foudy

                                   /s/ Mark Manfredi
                                   ---------------------------------------------
                                   Mark Manfredi

                                   /s/ Mark Farrell
                                   ---------------------------------------------
                                   Mark Farrell

                                   /s/ Joanne Wortman
                                   ---------------------------------------------
                                   Joanne Wortman

                                   /s/ Dan MacAndrew
                                   ---------------------------------------------
                                   Dan MacAndrew

                                   /s/ Sundar Ranganathan
                                   ---------------------------------------------
                                   Sundar Ranganathan

                                   /s/ Kenneth Allard
                                   ---------------------------------------------
                                   Kenneth Allard

                                    Exhibit 5
                                    ---------

Expenses to be allocated to the Company's operations:

1. All direct expenses related to the Company employees' participation in the Purchaser's benefits programs will be allocated to the Company, as such benefits programs are outlined in the Purchaser's then existing human resources/employee Manual.

2. All incremental direct costs related to adding the Company's operations onto Purchaser's insurance policies will be allocated to the Company, and such expense will not exceed $36,000 per annum.

3. Direct marketing costs associated with revenue generation programs for the Company will be allocated to the Company, including but not limited to advertising, production of marketing materials, participation in trade shows and production of case studies.

4. Direct costs and expenses incurred to recruit and hire any new employees or engage new independent contractors for the Company will be allocated to the Company.

5. Direct costs for legal fees incurred to represent the Company on any legal matters will be allocated to the Company.

6. Direct costs for sales commissions, regardless of the sales personnel's affiliation with Purchaser or the Company, derived from revenue generated by the Company will be allocated to the Company.

7. Direct costs for salary, fringe and taxes for the use of any of the Purchaser's personnel who are directed to work on an engagement for the Company, for the duration of time directed to perform such work, will be allocated to the Company.